SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934




                           September 10, 2003
______________________________________________________________________________
                  (Date of earliest event reported)



                   Independence Community Bank Corp.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



         Delaware                     0-23229                 11-3387931
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification No.)



195 Montague Street, Brooklyn, New York                          11201
______________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)



                              (718) 722-5300
______________________________________________________________________________
          (Registrant's telephone number, including area code)



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)




ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         --------------           -----------

              99.1           Press Release dated September 10, 2003



ITEM 9.  Regulation FD Disclosure
         ________________________

    On September 10, 2003, Independence Community Bank Corp. (the "Company") announced that its President and Chief Executive Officer had presented at Lehman Brothers' 2003 Financial Services Conference on September 9, 2003. In the Company's presentation, Mr. Fishman, among other things, confirmed that management was comfortable with the current earnings consensus estimate of $2.54 per diluted share for the fiscal year ended December 31, 2003.

    For additional information, reference is made to the Company's press release dated September10, 2003 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.



























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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INDEPENDENCE COMMUNITY BANK CORP.



Date: September 10, 2003      By: /s/ John K. Schnock
                                  ----------------------------------------
                                  John K. Schnock
                                  Senior Vice President, Secretary and Counsel








































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